EAGLE BULK


STAMFORD EAGLE
MAJURO

First Quarter 2017 Earnings Presentation

9 May 2017

Disclaimer

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as "believe," "estimate," "project," "intend," "expect," "plan," "anticipate," and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management's current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.

The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels' estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC.

We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws.

Agenda

1 Highlights

2 Financial

3 Company

5 Industry

6 Q&A

Highlights

BSI 1q17 Average Flat Q/Q But Volatility Up

Baltic Supramax Index (BSI) vs. BDI


1q17
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
BDI (RHS)
BSI 52 S4ab Atl R/V (LHS)
BSI 52 S2 Pac R/V (LHS)
BSI 52 (LHS)

- Source(s): Clarksons

Delivering Improved Results

1q17 Earnings
- Revenues, net of commissions, of $45.9 million
- Net loss of $11.1 million, or $0.17 per share
- Adj. EBITDA* of $4.6m

Business
- Cancelled a legacy long-term charter-in of a 38k DWT Handysize and replaced with a long-term charter-in of a 61k DWT Ultramax (2q17)

S&P / M&A
- Acquired 9 CROWN-63 Ultramax vessels from Greenship Bulk (1q17)
  - Took delivery of the Mystic Eagle and Southport Eagle (both 63k DWT / 2013-built) (2q17)
- Sold the Redwing (53k DWT / 2007-built) (1q17)
- Sold the Sparrow (50k DWT / 2000-built) (2q17)

* Reconciliation of net loss to EBITDA and Adj. EBITDA is depicted on slide 10

Owned-fleet Profile

- **Expect to take delivery of the remaining 7 Ultramaxes from Greenship Bulk between May and September**
  - Plan to apply a moderate amount of leverage on the 9-fleet acquisition

- **Sold 6 vessels (averaging 51k DWT in size and 14.3 years in age) ahead of their drydock due dates**

- **Plan to continue to execute on fleet renewal and growth strategy**

Fleet Stats	
Count	49
DWT	2,792,402
Age	7.6

Fleet Age Distribution



25
20
15
10
5
-
11
21
6
1
7
1
4
4
<5yrs
5-7.5yrs
7.5-10yrs
10-12.5yrs
12.5-15yrs
>15yrs
Static
Bought
Sold

Financial

Earnings

$ Thousands except EPS	1Q17	4Q16	1Q16
REVENUES, net of commissions	45,855	41,836	21,278
EXPENSES			
Voyage expenses	13,353	14,192	9,244
Vessel expenses	17,956	17,234	20,481
Charter hire expenses	3,873	5,866	1,489
Depreciation and amortization	7,493	9,979	9,397
General and administrative expenses	7,779	7,476	5,331
Refinancing charges	-	-	5,634
Loss on vessel held for sale	(92)	-	-
Total operating expenses excl. Vessel Impairment	50,362	54,747	51,576
OPERATING LOSS excl. Vessel Impairment	**(4,507)**	**(12,911)**	**(30,298)**
OTHER EXPENSES			
Interest expense (cash), net	2,475	2,535	2,505
Non Cash Interest Expense	3,780	3,985	309
Other expense	307	97	-
Total other expense, net	6,562	6,618	2,814
Net Loss before Vessel Impairment	**(11,068)**	**(19,529)**	**(33,112)**
Vessel Impairment	-	122,861	6,167
Net Loss	**(11,068)**	**(142,389)**	**(39,279)**
Weighted average shares outstanding	65,637,692	48,106,827	1,891,463
EPS (Basic and Diluted)	**(0.17)**	**(2.96)**	**(20.77)**
Adjusted EBITDA*	**4,554**	**(1,961)**	**(14,485)**

- Reconciliation of net loss to EBITDA and Adj. EBITDA is depicted on the next slide

EBITDA

$ Thousands	1Q17	4Q16	1Q16
Net loss	(11,068)	(142,389)	(39,279)
Add back:			
Interest expense	6,445	6,644	2,818
Interest income	(190)	(124)	(3)
Taxes	-	-	-
EBIT	(4,813)	(135,869)	(36,464)
Depreciation and amortization	7,288	9,774	9,351
EBITDA*	**2,475**	**(126,095)**	**(27,113)**
Less			
Non-cash, one-time and other adjustments to EBITDA	2,079	124,134	12,628
Adjusted EBITDA	**4,554**	**(1,961)**	**(14,485)**

- More information on non-GAAP Measures can be found in the Appendix

Cash Flow



Cash Flow from Operations – Quarterly
$ millions
1Q16
2Q16
3Q16
4Q16
1Q17
-20
-13
-7
-5
2
-2
ex Changes in operating assets and liabilities



1Q17 Cash Flow Change
$ Millions
Millions
140
120
100
80
60
40
20
-
77
46
-41
-4
3
-28
-3
50
96
146
Cash at beginning of period
Revenues
Operating & DD Expenditures
Changes in working capital
Vessels Sale, net
Vessels Purchase & Improvement
Net Interest Expense & Other
Cash Before Stock Placement
Common stock placement
Cash at ending of period

Balance Sheet + Liquidity Position

$ Thousands

	March 31, 2017
Cash	145,768
Debt (Net of debt issuance costs)	256,828
Stockholder's Equity	487,615
Capitalization	598,675
Net Debt / Capitalization	**43%**

$ Thousands

Total Liquidity as of Mar 31, 2017	170,768
Cash	145,768
Undrawn availability	25,000



Debt Maturity
250,000
200,000
150,000
100,000
50,000
0
2017
2018
2019
2020
1st Lien Facility
2nd Lien Facility



Liquidity Position
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Mar 31, 2016
Jun 30, 2016
Sep 30, 2016
Dec 31, 2016
Mar 31, 2017
Cash
Revolver Availaility

Vessel Daily Cash Breakeven

	1Q17	FY16
OPERATING		
Vessel Expenses	$ 4,871	$4,803
Drydocking	-	243
G&A*	1,521	1,246
Total Operating	**6,392**	**6,292**
DEBT SERVICE		
Net Interest expense**	**671**	**631**
TOTAL CASH BREAKEVEN	**$ 7,063**	**$6,923**



1Q17
Vessel Expenses 69%
G&A 22%
Interest expense 9%



$8,000
$6,000
$4,000
$2,000
$-
6,923
7,063
FY16
1Q17
Vessel Expenses
Drydocking
G&A*
Interest expense

*2016 Excluding one time extraordinary legal expenses
**Includes interest income primarily from private placement funds

EAGLE BULK

Company

Continuing to Improve TCE Performance

- TCE performance is improving meaningfully as we continue to implement active management model
  - Value creation in 1q17 of approximately USD 600/day per vessel when compared to market

- Fleet distribution (Atlantic vs. Pacific) is 60/40
  - This will be impacted by the delivery of the Greenship fleet, most of which will be delivering in the Pacific over the coming months- we plan to reposition the fleet into the Atlantic in order to create value long-term but this requires an "investment" today

Atlantic vs. Pacific Premium



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
2q12
4q12
2q13
4q13
2q14
4q14
2q15
4q15
2q16
4q16
2q17
Actual
Historical Average

Eagle Bulk TCE*



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$2,938
$4,422
$6,004
$6,279
$7,772
$9,027
1q16
2q16
3q16
4q16
1q17
2q17

- Source(s): Clarksons
- 2q17 TCE is based on 69% of days fixed for the quarter as of 5/8/17

OPEX Performance

- **Continue to focus on creating value through efficiencies, while investing in the overall improvement of vessel conditions**
- **1q17 Daily Vessel OPEX, excluding extraordinary items, came in at $4,800, or +1% vs. FY16a:**
- **FY17 Daily Vessel OPEX remains on track to come in at $4,633, or -2% vs. FY16a**

Daily Vessel OPEX


$5,300
$5,200
$5,100
$5,000
$4,900
$4,800
$4,700
$4,600
$4,500
$4,400
$4,300
$5,239
$4,804
$4,633
FY15a
FY16a
FY17b

Projected Capex

- **Only one vessel scheduled for drydock during 2017**

- **Ballast Water Management Convention (BWMC) come into force in September 2017**
  - BWMC will require all ships to be fitted with a Ballast Water Treatment System (BWTS) by their International Oil Pollution Prevention (IOPP) Certificate Renewal date (which typically coincides with a vessel's drydock) falling after September 2017
    - Eagle is working on getting extensions
  - U.S. Coast Guard's (USCG) BWTS compliance requirement has already gone into effect but there is currently a limited number of USCG-approved systems
    - Eagle is evaluating the USCG-approved systems for viability and suitability



Number of Drydocks
16
14
12
10
8
6
4
2
0
9
1
15
9
2016a
2017f
2018f
2019f

- Projected schedule as of 5/2017

Industry

Over Five Million Deadweight Tons Scrapped YTD

Historical Scrapping (DWT)



35
30
25
20
15
10
5
0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1977
1982
1987
1992
1997
2002
2007
2012
2017e
Scrapping (LHS)
Scrapping as a % of Fleet (RHS)

Demolition for FY17 estimated at 2% of the fleet

EAGLE BULK

- Source(s): Clarksons

Orderbook Stands at Only 8% of the OTW Fleet

New Orders vs. BDI



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
180
160
140
120
100
80
60
40
20
0
2002
2007
2012
2017
New Orders (DWT) (RHS)
BDI (LHS)

Orderbook



350
300
250
200
150
100
50
0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2002
2007
2012
2017
Orderbook (LHS)
Orderbook as a % of OTW Fleet (RHS)

Newbuilding prices have risen | Limited new ordering YTD

EAGLE BULK

- Source(s): Clarksons

China Demand: Coal Improving

Iron Ore Imports



100
95
90
85
80
75
70
65
60
55
50
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Actual
Period Average

Coal Imports



35
30
25
20
15
10
5
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Actual
Period Average

Iron Ore Inventories



140
120
100
80
60
40
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Actual
Period Average

Coastal Bulk Freight Index



1,500
1,300
1,100
900
700
500
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Actual
Period Average

EAGLE BULK

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Grain Trade Growth Remains Steady

U.S. Grain Exports



65
60
55
50
45
40
35
30
25
20
15
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Actual
Period Average

Brazilian Soybean Exports



12
10
8
6
4
2
0
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Actual
Period Average

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Minor Bulk Highlights

U.S. Petcoke Stem Shipments



10
9
8
7
6
5
4
3
2
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Actual
Period Average

U.S. Scrap Stem Shipments to Turkey



16
14
12
10
8
6
4
2
0
Feb-12
Feb-13
Feb-14
Feb-15
Feb-16
Feb-17
Actual
Period Average

Chinese Steel Exports



12
11
10
9
8
7
6
5
4
3
2
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Actual
Period Average

EAGLE BULK

- Stem Shipments are basis volume traded converted into Supramax-equivalent stems / trade figures in million MTs
- Source(s): Bloomberg, Clarksons

S/T Rate Expectations + L/T Growth Projections

BSI + FFA Curve



$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
May-15
May-16
May-17
May-18
May-19
May-20
Spot
FFA as of March 2017
FFA as of May 2017

Annualized Growth Rates

	2013-2015	2016	2017f
Global GDP	3.3%	3.1%	3.4%
China	7.3%	6.7%	6.5%
India	7.1%	6.6%	7.2%
Drybulk Trade	3.5%	1.2%	2.0%
Coal	0.5%	0.0%	0.4%
Iron Ore	7.2%	3.6%	3.8%
Minor Bulks	2.4%	0.0%	1.2%

Drybulk Trade vs. Global GDP



14%
11%
8%
5%
2%
-1%
-4%
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
Projected drybulk trade growth basis reversion to DT/GDP avg.
2.25
1.75
1.25
0.75
0.25
(0.25)
Drybulk Trade / Global GDP Ratio (RHS)
Global GDP Y/Y % (LHS)
Drybulk Trade Y/Y % (LHS)
DT/GDP Ratio Historical Average (RHS)

- Source(s): Clarksons, IMF
- Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation

Q&A

Appendix

Owned Fleet

VESSEL COUNT	49		DWT	2.8 million		AGE	7.6 years

Vessel	Dwt	Built	Vessel	Dwt	Built	Vessel	Dwt	Built	Vessel	Dwt	Built
Singapore Eagle	63,386	2017	Puffin Bulker	57,809	2011	Imperial Eagle	55,989	2010	Wren	53,349	2007
Stamford Eagle	61,530	2016	Petrel Bulker	57,809	2011	Avocet	53,462	2010	Cardinal	55,362	2004
Westport Eagle	63,344	2015	Owl	57,809	2011	Thrasher	53,360	2010	Jaeger	52,248	2004
Fairfield Eagle	63,301	2013	Oriole	57,809	2011	Golden Eagle	55,989	2010	Kestrel I	50,326	2004
Greenwich Eagle	63,301	2013	Nighthawk	57,809	2011	Egret Bulker	57,809	2010	Skua	53,350	2003
Groton Eagle	63,301	2013	Thrush	53,297	2011	Crane	57,809	2009	Shrike	53,343	2003
Madison Eagle	63,258	2013	Martin	57,809	2010	Canary	57,809	2009	Tern	50,200	2003
Mystic Eagle	63,301	2013	Kingfisher	57,776	2010	Bittern	57,809	2009	Goldeneye	52,421	2002
Rowayton Eagle	63,301	2013	Jay	57,802	2010	Stellar Eagle	55,989	2009	Osprey I	50,206	2002
Southport Eagle	63,301	2013	Ibis Bulker	57,775	2010	Crested Eagle	55,989	2008	Condor	50,296	2001
Stonington Eagle	63,301	2012	Grebe Bulker	57,809	2010	Crowned Eagle	55,940	2008	Hawk I	50,296	2001
Sandpiper Bulker	57,809	2011	Gannet Bulker	57,809	2010	Woodstar	53,390	2008	Merlin	50,296	2001
Roadrunner Bulker	57,809	2011									

One of the largest owners of Supramaxes/Ultramaxes globally

- Greenship vessels are delivering to Eagle between April and September

EBITDA

Adjusted EBITDA is a non GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses and non-cash compensation expenses that the Company believes are not indicative of the ongoing performance of its core operations.

EAGLE BULK

www.eagleships.com